Exhibit 10.7(b)
Amendment #1 to
SOFTWARE LICENSE AGREEMENT
April 19, 2005
Between Radvision, Inc and Licensee
This Amendment to the SOFTWARE LICENSE AGREEMENT (“Agreement”) effective April 19, 2005, by and between Radvision Inc. (“Licensor” or “Radvision”), with its offices at 17-17 State Highway 208 North, Fair Lawn, NJ 07410, and            Espre Solutions (“Licensee”) with its offices at 5700 W Plano Pkwy, Suite 2600, Plano, TX 75093 is made as of October 14, 2005 (“Effective Date”).
WHEREAS, the parties desire to amend the Agreement to include the Radvision H.323 Protocol Stack in Linux Redhat Enterprise 3.0 source code form pursuant to terms and conditions of the Agreement, and any additional terms and conditions set forth below.
NOW THEREFORE, in consideration of the mutual promises and obligations contained in the Agreement and herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:
1.	Exhibit A of the Agreement is amended by the addition of Addendum A-1, attached hereto.

2.	Exhibit B of the Agreement is amended by the addition of Addendum B-1, attached hereto.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Radvision INC.:		Espre Solutions:
Communications:

Name:		Name:

	(Signature)		(Signature)

Name:		Name:

	(Print)		(Print)

Title:		Title:

Date:		Date:

Addendum Exhibit A-1
Licensed Software and Licensee Products
1.	Licensee Products:

Licensee licenses Radvision’s H.323 Protocol Stack in source code format for Redhat Linux Enterpise 3.0 for the Licensee product as defined in the Software License Agreement.

2.	Licensed Software:

The Protocol Stack Source Code will be provided for Redhat Linux Enterpise 3.0

3.	Delivery:

The Licensed Software will be delivered to Authorized Division within five (5) business days following the receipt of a signed copy of this Amendment by Radvision. The Licensed Software shall be delivered to the following technical contact:
Name: Bob Nimon Phone: 214-254-3714 E-mail: bnimon@espresolutions.com

Signature for Licensee:

Name:
(Signature)

Name:
(Print)

Title:

Date:

Addendum Exhibit B-1
License, Royalties and Support Fees
1.	License Fees:
Licensee will pay Radvision a total one-time license fee of $40,000 for the H.323 SOURCE package consisting of: H.323 Source Code Protocol Stack for Redhat Linux Enterprise 3.0.
Licensee may not provide the stack source code, API or API documentation to its sublicensees or end-users.
Payment Mechanism —
Licensee will pay Radvision 100% of the total $40,000 license fee upon signing of this Agreement (Terms: 50% NET 30 days, 50% NET 60 days).
If Licensee uses the Licensed Software to develop Embedded Software additional products not covered under the Software license agreement Licensee will negotiate additional payments for the right to distribute the Licensed Software in Object Code format as part of Embedded Software for these new Licensee Products.
Royalties —
As per the Software license agreement. Royalties for H.323 Windows based and Redhat Linux Enterprise 3.0 will be cross-contributory to the royalty schedule as stated in the Software License Agreement dated April 19, 2005.
2.	Maintenance and Support Fees
Licensee will pay Radvision an annual maintenance support fee covering the Redhat Linux Enterprise 3.0 of $10,000. This annual maintenance fee is subject to the same acceptance and refund terms as described in the original Software License Agreement dated April 19, 2005.
The maintenance and technical support services that Radvision will provide to Licensee will include:
•	Maintenance software releases: Bug Fixes and Updates

•	Telephone, fax and e-mail support from Radvision software engineers.
The initial annual support fee shall be due and payable within thirty (30) days after Authorized Division’s receipt of the Licensed Software and Documentation and subject to the same payment terms as defined in the original Software License Agreement dated April 19, 2005. The annual support fee for any subsequent yearly periods during the term of the Agreement, shall be due and payable within thirty (30) days after the anniversary of the effective date as invoiced by Radvision.

Signature for Licensee:

Name:
(Signature)

Name:
(Print)

Title:

Date: